UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report:  August 17, 2004
        (Date of Earliest Event Reported:  August 17, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware            1-14365             76-0568816
 (State or other     (Commission File     (I.R.S. Employer
 jurisdiction of         Number)        Identification No.)
 incorporation or
  organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600



Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
       El Paso Corporation is preparing to hold its 2004 annual meeting of stockholders in Houston, Texas. All holders of record of the outstanding common stock of El Paso Corporation as of September 20, 2004 will be entitled to vote at the annual meeting. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

       The proxy statement of El Paso Corporation circulated to stockholders in connection with its 2003 annual meeting provided that proposals by stockholders that are intended for inclusion in the proxy statement and proxy to be presented at the next annual meeting of stockholders of El Paso Corporation must be received by El Paso Corporation by January 13, 2004 in order to be considered for inclusion in its proxy materials. On May 28, 2004, we filed a Current Report on Form 8-K establishing June 16, 2004 as the deadline for submission of proposals by stockholders that were intended for inclusion in the proxy statement and proxy.

       As a result of a later date established by the Board of Directors of El Paso Corporation for its 2004 annual meeting, El Paso Corporation hereby notifies its stockholders that proposals by stockholders that are intended for inclusion in its proxy statement and proxy to be presented at the 2004 annual meeting must now be received by El Paso Corporation by Friday, September 3, 2004, in order to be considered for inclusion in the proxy materials of El Paso Corporation. Such proposals should be addressed to the Corporate Secretary of El Paso Corporation and may be included in the proxy materials for the 2004 annual meeting of El Paso Corporation if they comply with certain rules and regulations of the Securities and Exchange Commission and El Paso Corporation's By-laws governing shareholder proposals. In addition,for all other proposals to be presented at the annual meeting that are not included in the proxy statement and proxy to be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of El Paso Corporation no later than Friday, September 10, 2004. If a stockholder fails to so notify El Paso Corporation of any such proposal prior to such date, management of El Paso Corporation will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in its proxy statement). All proposals must be submitted, in writing, by the dates noted above, to David L. Siddall, Corporate Secretary, El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, telephone (713) 420-6195 and facsimile (713) 420-4099.
                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:   /s/ Jeffrey I. Beason
                                 ---------------------------
                                      Jeffrey I. Beason
                                    Senior Vice President
                                        and Controller
                                (Principal Accounting Officer)

Dated:  August 17, 2004